UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): June 8, 2010

CLEVELAND BIOLABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32954	20-0077155
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

73 High Street
Buffalo, New York 14203
(Address of principal executive offices)

Registrant’s telephone number, including area code: (716) 849-6810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07 of this Current Report, at the Annual Meeting of Stockholders of Cleveland BioLabs, Inc. (the “Company”), held on June 8, 2010 (the “2010 Annual Meeting”), the Company's stockholders approved the First Amendment to the Cleveland BioLabs, Inc. Equity Incentive Plan  (the “Plan”).

The Plan had previously been approved by the Company’s Board of Directors, subject to stockholder approval. A detailed description of the terms of the Plan is contained in the Company’s Proxy Statement for the 2010 Annual Meeting ("Proxy") under the caption: Proposal 3, Approval of First Amendment to Equity Plan, and is incorporated by reference herein.  This description is qualified in its entirety by the terms and conditions of the Plan, a copy of which is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

The following form grant agreements: Form of Stock Award Grant Agreement and Form of Non-Qualified Stock Option Agreement, which are filed as Exhibit 99.2 and Exhibit 99.3 hereto, respectively, are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the 2010 Annual Meeting, the Company’s stockholders voted on the following:

(1)           Election of the below-named nominees to the Board of Directors of the Company:

	Number of Votes
Nominee	FOR	Withheld
Bernard L. Kasten	7,223,430	838,339
James J. Antal	7,193,938	867,831
Paul E. DiCorleto	7,202,591	859,178
Michael Fonstein	7,177,336	884,433
Andrei Gudkov	7,242,722	819,047
Yakov Kogan	7,238,432	823,337
H. Daniel Perez	6,403,312	1,658,457

(2)           Ratification of Meaden & Moore, Ltd. as the independent registered public accounting firm for the Company for the year ending December 31, 2010.

Number of Votes FOR	Number of Votes Against	Abstentions
17,464,092	53,623	68,429

(3)           Approval of the First Amendment to the Cleveland BioLabs, Inc. Equity Incentive Plan.

Number of Votes FOR	Number of Votes Against	Abstentions	Broker Non -Votes
6,443,705	1,555,038	63,026	9,524,375

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Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
99.1	First Amendment to Cleveland BioLabs, Inc. Equity Incentive Plan
99.2	Form of Stock Award Grant Agreement
99.3	Form of Non-Qualified Stock Option Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND BIOLABS, INC.

Date: June 9, 2010	By:	/s/ Michael Fonstein
Michael Fonstein
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	First Amendment to Cleveland BioLabs, Inc. Equity Incentive Plan
99.2	Form of Stock Award Grant Agreement
99.3	Form of Non-Qualified Stock Option Agreement